GENERATIONS MULTI-STRATEGY FUND

a series of Northern Lights Fund Trust

GMSFX

Supplement dated September 18, 2012

to the Prospectus dated December 1, 2011

On September 7, 2012, the Northern Lights Fund Trust was notified of an Order by the Securities and Exchange Commission (“SEC”) instituting administrative and cease-and-desist proceedings against FocusPoint Solutions, Inc. (“Focus Point”) and its affiliates.  Focus Point is the sub-adviser of the Generations Multi-Strategy Fund (the “Fund”).

The SEC alleged violations in three areas of Focus Point’s advisory business:

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Focus Point received undisclosed compensation through a revenue-sharing agreement with a registered broker-dealer.

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Misleading information about Focus Point’s fee structure was provided to the trustees of Northern Lights Fund Trust for which Focus Point was seeking approval to become sub-adviser.

•

The H Group, which is related to Focus Point, voted client proxies in favor of the proposal to approve Focus Point as the Fund’s sub-adviser, despite its related adviser having a financial interest in the outcome of the vote.

Without admitting or denying the allegations, Focus Point agreed to settle the proceedings.  The settlement requires Focus Point to cease and desist from committing any further violations of federal securities laws, pay a fine of $100,000, and disgorge $925,814.  Representatives from Focus Point have communicated to the Trust’s officers that these monetary penalties will have no impact on its ability to sub-advise the Fund.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 1, 2011 and the Statement of Additional Information Supplement dated August 24, 2012, each of which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-877-238-2406.